SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 17, 1999 (April 9, 1999)

                             Fine Air Services Corp.
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             (Exact name of registrant as specified in its charter)

 Delaware                          333-59359                   65-0838357
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(State or other jurisdiction      (Commission               (I.R.S. Employer
 of incorporation)                File Number)              Identification No.)

      2261 N.W. 67th Avenue
      Building 700
      Miami, Florida                                      33122
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (305) 871-6606

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          (Former Name or Former Address, if Changed Since Last Report)

                          CURRENT REPORT ON FORM 8-K/A

                             FINE AIR SERVICES CORP.

                                  May 17, 1999

            This Amendment No.1 amends Item 7 of the Current Report on Form 8-K dated April 9, 1999 (the "Current Report"), of Fine Air Services Corp. (the "Company"), a Delaware corporation, filed with Securities and Exchange Commission on April 26, 1999, relating to the Company's acquisition of the capital stock of Arrow Air, Inc. ("Arrow") and certain assets generally consisting of (i) three cargo L1011-200 aircraft, one passenger L1011-500 aircraft, and 12 cargo DC8 aircraft and one passenger DC8 aircraft, (ii) serviceable and repairable Pratt & Whitney JT3D and JT8D aircraft engines, Rolls Royce RB211 aircraft engines and General Electric CF6 aircraft engines, (iii) inventories of aircraft and engine parts and (iv) all inventories, parts, and related equipment used in the operations of the airline business of Arrow (collectively, the "Assets").

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired.

            In accordance with Item 7(a) attached as Exhibit 99.01 are the audited financial statements of Arrow Air, Inc. as of March 31, 1998 and 1997 and for each of the years in the three-year period ended March 31, 1998 and the unaudited financial information as of December 31, 1998 and for the nine month periods ended December 31, 1998 and 1997.

      (b)   Pro Forma Financial Information.

            In accordance with Item 7(b)(1), attached as Exhibit 99.02 are the unaudited pro forma combined financial statements and accompanying notes for the Company after reflecting the acquisition of Arrow and the Assets.

      (c)   Exhibits

            Exhibit No.                   Description
            -----------                   -----------
            99.01                         Audited Financial Statements of Arrow
                                          Air, Inc.

            99.02 Unaudited Pro Forma Combined Financial Statements of Arrow Air, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 17, 1999

                                       FINE AIR SERVICES CORP.


                                       By: /s/ Orlando Machado
                                           -------------------------------
                                           Orlando Machado
                                           Senior Vice President and Chief
                                           Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.                   Description
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99.01                         Audited Financial Statements of Arrow Air, Inc.

99.02 Unaudited Pro Forma Combined Financial Statements of Arrow Air, Inc.